UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 2, 2009


                            UCI MEDICAL AFFILIATES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                                           0-13265              59-2225346
(State or Other Jurisdiction of Incorporation)         (Commission File Number)(I.R.S. Employer Identification)
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              4416 Forest Drive, Columbia, South Carolina 29206
          (Address, Including Zip Code of Principal Executive Offices)



                                 (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))





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Item 4.01         Changes in Registrant's Certifying Accountant

         On February 2, 2009, the Audit Committee of the Board of Directors (the
"Audit Committee") of UCI Medical Affiliates, Inc. (the "Company") dismissed
Scott McElveen, LLP ("Scott McElveen") as the Company's independent registered accounting firm. The Audit Committee concurrently authorized, and has initiated, a search for a new independent registered accounting firm.

            As previously announced, on December 10, 2008, the Audit Committee commenced an internal investigation of certain accounting irregularities with respect to the Company's internal controls and improper expense reimbursements to Jerry F. Wells, Jr., the former Executive Vice-President of Finance, Chief
Financial Officer, and Secretary of the Company. The Audit Committee, with the assistance of outside counsel and forensic accounting experts, continues to conduct its inquiry concerning the improper expense reimbursements and other disbursements requested by and processed on Mr. Wells' behalf.

         As previously reported under Item 4.02(a) on Form 8-K filed on January
15, 2009 (the "January 8-K"), as a result of the preliminary findings of the investigation, which is ongoing, the Company concluded that it expects to restate its audited financial statements for the year ended September 30, 2006 and the interim periods in fiscal year 2006. Accordingly as previously reported in the January 8-K, the Audit Committee determined that the Company's previously issued financial statements for the fiscal year ended September 30, 2006 and the related report of the Company's independent registered accounting firm and the unaudited condensed consolidated financial statements for each of the fiscal quarters during such year, should no longer be relied upon. Similarly, related press releases and reports describing the Company's financial results for the aforementioned period should no longer be relied upon. Also as previously disclosed in the January 8-K, the Company is evaluating the impact of the aforementioned matters on the Company's audited financial statements for each of the fiscal years ended September 30, 2003 through 2007 and its unaudited condensed financial statements for each of the fiscal quarters during such years and the first three fiscal quarters of 2008. Depending on the results of this evaluation, the Company may also determine that it will restate any or all of these additional prior period financial statements.

         Additionally, as reported in the January 8-K, as a result of these matters, the Company believes that it has one or more material weaknesses in its internal control over financial reporting and related deficiencies in its disclosure controls and procedures. The Company currently believes these deficiencies relate primarily to internal controls over the authorization of certain transactions executed by executive management. The Company expects that in its annual report of management on internal control over financial reporting to be included in the Company's Form 10-K for the year ended September 30, 2008, it will conclude that its internal control over financial reporting was not effective as of September 30, 2008 because of one or more material weaknesses related to these matters. In conjunction with the investigation and its findings, the Company currently is undertaking measures to remediate these weaknesses and deficiencies by designing and implementing new controls, as well as strengthening existing controls, regarding these matters.

         The audit reports of Scott McElveen on the consolidated financial statements of the Company and subsidiaries as of and for the years ended
September 30, 2005 through 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Except as described below, during the fiscal years ended September 30, 2005 through 2007 and subsequent interim periods through February 2, 2009 there were (1) no disagreements with Scott
McElveen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scott McElveen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (2) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         In connection with discussions between Scott McElveen, the Company and representatives of the Audit Committee regarding the preliminary findings and conclusions of the Audit Committee's investigation team, Scott McElveen advised that it would likely need to significantly expand the scope of its audit to confirm whether it would agree with the ultimate findings and conclusions of the investigation. The Company, in consultation with representatives of the Audit
Committee and its investigation team, expressed a difference of opinion with Scott McElveen regarding the necessity of some of the additional testing and procedures Scott McElveen had proposed to perform as part of the expanded scope of its audit. However, this difference of opinion was not a decisive factor, in the view of the Audit Committee, in its determination to dismiss Scott McElveen.
Instead, the Audit Committee concluded, after consideration of numerous factors, that it was in the best interest of the Company and its stockholders to engage a new independent registered public accounting firm. The Company has authorized
Scott McElveen to respond fully to the inquiries of the successor auditor concerning any possible disagreement between Scott McElveen and the Company or reportable event in this regard.

         The Company furnished a copy of this Form 8-K to Scott McElveen and requested that Scott McElveen furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.

 Item 7.01        Regulation FD Disclosure

         Because the investigation is not yet concluded and because of the additional work the Company and its successor auditors will need to perform in connection with the audit of its fiscal year 2008 financial statements, the Company expects to be unable to file its Form 10-K for the year-ended September
30, 2008 ("2008 Form 10-K") before the conclusion of the 30-day grace period provided in Financial Industry Regulatory Authority ("FINRA") Rule 6530. As a result, it is anticipated that on or about February 13, 2009, the Company shall receive from FINRA a notice that the common stock of the Company, on or about seven days after the date of such notice, shall be ineligible for quotation on the OTC bulletin board until such time as the Company has filed with the Securities and Exchange Commission all reports pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended. Although the Company cannot at this time estimate when it will be in a position to file its restated financial statements and its 2008 Form 10-K, it is diligently pursuing these matters and intends to make the filings as soon as reasonably practicable after the conclusion of the investigation and completion of work regarding its restated financial statements and 2008 Form 10-K.

Item 9.01         Financial Statements and Exhibits.

         (a) - (c) Not applicable.

         (d)  Exhibits.

         Exhibit 16.1 Letter from Scott McElveen, LLP, dated February 6, 2009.


Advisory Note Regarding Forward-Looking Statements

Certain of the statements contained in this Report on Form 8-K are forward-looking statements subject to the safe harbor created by the Private
Securities Litigation Reform Act of 1995. We caution readers of this Form 8-K that such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to materially differ from our current expectations or any results expressed or implied by such forward-looking statements. Specifically, our statements in this Form 8-K regarding the status, preliminary indications and ongoing nature of the internal investigation, and our expectations regarding the financial statements that we intend to restate or may restate, as well as any estimated amounts and impact of potential adjustments in any restated financial statements are forward-looking statements. Factors that could cause actual results to differ from current expectations include, among other things, additional developments in and findings of the ongoing investigation, the possible impact of such developments, factors that may affect the timing of and ability to complete the investigation and the time needed for the Company, its counsel and outside auditors to review these matters, any matters arising from the review and preparation of adjustments to our previously issued financial statements and the impact of all such matters on reports filed or to be filed with the Securities and Exchange
Commission. These possible impacts include, but are not limited to, the following: damage to our business or reputation; the discovery of items that require additional or greater than expected adjustment to, or restatement of, our historical financial statements; impairment of our ability to prepare and timely file with the Securities and Exchange Commission our future financial reports; possible litigation or regulatory action; the delisting and ineligibility of our common stock for further listing and quotation on the OTC
Bulletin Board; or ancillary impacts on our relationships or agreements with employees, vendors, lenders or other constituencies important to our business.
We can give no assurance that one or more of these impacts, or other unexpected effects, may result from the internal investigation or expected restatement of our historical financial statements, any one of which could materially and adversely affect our business, results of operations, financial condition, or trading price of our common stock. Other risks we face are described in the Company's annual report on Form 10-K for the year-ended September 30, 2007 and in other reports we file with or furnish to the Securities and Exchange
Commission from time to time.


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                                   SIGNATURES

         Pursuant to requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                UCI MEDICAL AFFILIATES, INC.





                                                By:  /s/ Joseph A. Boyle, CPA
                                                Joseph A. Boyle, CPA
                                                Title:  Chief Financial Officer
Date: February 6, 2009